UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

T-Mobile US, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Master Framework Agreement

On June 22, 2020, T-Mobile US, Inc., a Delaware corporation (the “Company” or “T-Mobile”), entered into a Master Framework Agreement (the “Master Framework Agreement”), by and among the Company, SoftBank Group Corp., a Japanese kabushiki kaisha (“SoftBank”), SoftBank Group Capital Ltd, a private limited company incorporated in England and Wales and a wholly owned subsidiary of SoftBank (“SBGC”), Delaware Project 4 L.L.C., a Delaware limited liability company and a wholly owned subsidiary of SoftBank, Delaware Project 6 L.L.C., a Delaware limited liability company and a wholly owned subsidiary of SoftBank, Claure Mobile LLC, a Delaware limited liability company, Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the Laws of the Federal Republic of Germany (“DT”), and T-Mobile Agent LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“T-Mobile Agent”).

The Master Framework Agreement and related transactions were entered into to facilitate SoftBank’s previously announced decision to monetize a portion of its stockholding in T-Mobile (the “SoftBank Monetization”).  As consideration for the Company’s facilitation of the SoftBank Monetization, the Independent Committee (as defined below) negotiated for benefits to T-Mobile and its stockholders, including the following:

•
The payment of a $300 million fee to the Company (the “T-Mobile Fee”) upon the earlier to occur of (i) the date when at least 50% of the Released Shares (as defined below) have been transferred or (ii) October 2, 2020.  The T-Mobile Fee will be due and payable upon the closing of the Public Equity Offering described below.  In addition, SoftBank has agreed to (i) reimburse all of the Company’s fees and expenses in connection with the transactions contemplated by the Master Framework Agreement and (ii) indemnify the Company, its subsidiaries and its controlling persons for certain claims arising out of the Company’s participation in these transactions and in connection with certain tax matters.

•
The opportunity for stockholders not affiliated with the Company’s major stockholders to subscribe for shares of the Company’s common stock at the same price paid by purchasers in the Public Equity Offering.  The Master Framework Agreement provides for the issuance of registered, transferable subscription rights (the “Rights Offering”) to purchase up to 19,750,000 shares of the Company’s common stock to the Company’s stockholders (other than SoftBank, DT and Marcelo Claure and their respective affiliates, who have agreed to waive their ability to exercise or transfer such rights).  These stockholders will have the right to purchase one share of common stock for every 20 shares of common stock they own at the same price per share as the common stock sold in the Public Equity Offering. The rights are expected to be delivered concurrently with the closing of the Public Equity Offering and are expected to be exercisable until July 27, 2020 (a period of approximately 30 days). The rights are expected to be listed, and trading is expected to commence, on the NASDAQ Global Select Market effective June 24, 2020.

•	The immediate forfeiture of certain governance rights (including consent rights and information rights), previously granted to SoftBank, as discussed in further detail below.

For every share of common stock sold by the Company in connection with the contemplated transactions, T-Mobile will repurchase one share of common stock from SBGC at an equal price per share.  The SoftBank Monetization will result in an increased public float for the Company’s common stock. The contemplated transactions will not result in any (i) gain or loss to the Company, (ii) increase in the number of the Company shares of common stock outstanding, (iii) increase in the Company’s outstanding indebtedness, (iv) change to the Company’s capitalization or (v) dilution to holders of the Company’s common stock.

In connection with the Master Framework Agreement, under the Proxy, Lock-up and ROFR Agreement, dated as of April 1, 2020 (the “Proxy Agreement”), between DT and SoftBank, DT has consented to the transfer of 198,314,426 shares of the Company’s common stock currently held by SoftBank (the “Released Shares”).  As provided for in the Master Framework Agreement, SBGC plans to sell the Released Shares to the Company through one or more direct or indirect transactions, which include, among other things, the following:

(i)
a registered public offering by the Company of 133,548,303 shares (143,564,426 shares if the underwriters exercise in full their option to purchase additional shares) of the Company’s common stock (the “Public Equity Offering”), the net proceeds of which will be used to repurchase an equal number of issued and outstanding shares of the Company’s common stock from SBGC, pursuant to a Share Repurchase Agreement, dated as of June 22, 2020 (the “Share Repurchase Agreement”), between SBGC and the Company. The underwriters have reserved for sale at the public offering price up to 5,000,000 of these shares for sale to certain officers of SoftBank to be designated by SoftBank;

(ii)
an offering of cash mandatory exchangeable trust securities (the “Mandatory Exchangeable Offering”) by a trust, to which the Company will resell 27,906,977 shares (30,000,000 shares if the initial purchasers in the Mandatory Exchangeable Offering exercise in full their option to purchase additional cash mandatory exchangeable trust securities) for consideration equivalent to that transferred by the Company to SoftBank for such shares.  The trust will use a portion of the net proceeds from the Mandatory Exchangeable Offering to purchase U.S. Treasury securities, which will fund quarterly distributions on the cash mandatory exchangeable trust securities, and the holders of the cash mandatory exchangeable trust securities will be entitled to a final mandatory exchange cash amount on June 1, 2023 that will depend on the daily volume-weighted average price of shares of the Company’s common stock and will also use a portion of the net proceeds for certain expenses.  The remaining net proceeds of the Mandatory Exchangeable Offering, together with a contingent right to receive from the trust on June 1, 2023 a number of shares of the Company’s common stock based on the daily volume-weighted average price of shares of the Company’s common stock, will be delivered to the Company and in turn delivered to SoftBank; and

(iii)
the Rights Offering as described above.  To the extent these rights are exercised in the Rights Offering, SoftBank has agreed to sell to the Company, for a cash payment equal to the aggregate exercise price received by the Company, an amount of shares equal to the amount of shares to be issued upon exercise of such rights.  To the extent the rights expire without being exercised, SoftBank will generally be permitted to otherwise transfer the shares that had been reserved for sale through the Rights Offering. As the record date for the distribution of rights is expected to be prior to the closing date of the Public Equity Offering, none of the investors who purchase shares in the Public Equity Offering will receive rights with respect to the shares they purchase in the Public Equity Offering.

In addition, following the receipt of necessary regulatory approvals, 5,000,000 shares will be purchased by the Company and in turn sold to an entity controlled by Marcelo Claure, one of the Company’s directors, at the same price per share as the common stock sold in the Public Equity Offering, and the Company will repurchase 5,000,000 shares from SoftBank at an equivalent price.  The Company has been advised that Mr. Claure’s purchase will be funded with the proceeds of a loan from SoftBank. The shares purchased by Mr. Claure will be subject to proxy, lock-up and other restrictions in favor of DT on terms substantially consistent with the terms of the Proxy Agreement with respect to shares held by SoftBank. In addition, pursuant to the Company’s policy on securities trading, such shares may not be pledged, directly or indirectly, as collateral for a loan.

In the event that not all of the Released Shares (other than the shares expected to be purchased from the Company by an entity controlled by Mr. Claure) are transferred in connection with the Public Equity Offering, the Mandatory Exchangeable Offering and the Rights Offering, the Company has agreed to facilitate additional sales by SoftBank of any such remaining shares until October 2, 2020.  DT has also consented to the transfer of any such remaining shares until December 22, 2020, after which time those shares would again become subject to the terms of the Proxy Agreement between DT and SoftBank.  The other remaining shares held by SoftBank that are not Released Shares and that are not subject to the Call Options described below (representing approximately 4.8 million shares) would be subject to restrictions on transfer without DT’s consent until April 2024, subject to certain exceptions.

The closing of the Public Equity Offering is contingent upon the closing of the Mandatory Exchangeable Offering and the closing of the Mandatory Exchangeable Offering is contingent upon the closing of the Public Equity Offering.  The closing of the Public Equity Offering is not contingent upon the closing of the sale to Mr. Claure, but the sale to Mr. Claure is contingent upon the closing of the Public Equity Offering. The Company’s obligation to conduct the Rights Offering is subject to the consummation of the Public Equity Offering.

In exchange for DT consenting to the transfer of the Released Shares and as provided for in the Master Framework Agreement, SBGC has granted call options over 101,491,623 shares of common stock currently held by SBGC, which call options are structured as follows:

(i)
SBGC has issued a call option to T-Mobile Agent, which entitles T-Mobile Agent to acquire from SBGC, in whole or in part, up to an aggregate of 44,905,479 shares of the Company’s common stock, at an exercise price per share equal to the lesser of (x) the market price per share of the Company’s common stock at the close of the market on the business day prior to the issue date of such option and (y) the net volume-weighted average price of the Released Shares sold in one or more underwritten public offerings of the Company’s common stock during a specified period following the issue date of such option (“Call Option 1”);

(ii)
T-Mobile Agent has issued a back-to-back call option to DT (with SBGC acting as registrar), which entitles DT to acquire from T-Mobile Agent the same number of shares of the Company’s common stock on the same economic terms as T-Mobile Agent is entitled to acquire from SBGC pursuant to Call Option 1 (“Call Option 2” and, together with Call Option 1, the “At the Money Options”); and

(iii)
SBGC has issued a call option to DT which entitles DT to acquire from SBGC, in whole or in part, up to an aggregate of 56,586,144 shares of the Company’s common stock, at an exercise price per share equal to the average of the daily volume-weighted average prices of the shares of the Company’s common stock for each of the 20 trading days immediately prior to the date of exercise (the “Floating Option”, and together with the “At the Money Options”, the “Call Options”). The grant of the Floating Option by SBGC to DT shall not be effective until receipt of all required approvals under applicable antitrust laws.

The Call Options expire on June 22, 2024 (the “Expiration Time”).  The At the Money Options can be exercised at any time prior the Expiration Time.  The Floating Option cannot be exercised until the earlier of (i) 30 days prior to the Expiration Time and (ii) the later of (x) the date Call Option 1 and Call Option 2 are exercised in full and (y) October 2, 2020.

The obligations of T-Mobile Agent to DT under Call Option 2 will be secured by T-Mobile Agent’s rights under Call Option 1 (the “Call Option 2 Collateral”) and DT’s sole recourse against T-Mobile Agent in respect of Call Option 2 shall be limited to enforcement on the Call Option 2 Collateral.

SBGC intends to assign its rights and obligations under Call Option 1 and the Floating Option and its remaining shares of the Company’s common stock to Delaware Project 6 L.L.C. (“Project 6”), a wholly owned subsidiary of SoftBank.  The obligations of Project 6 under Call Option 1 and the Floating Option will be secured by the underlying shares of the Company’s common stock held by Project 6.  Project 6 will also be entitled to use the shares of the Company’s common stock underlying Call Option 1 and the Floating Option as collateral for a margin loan, subject to certain requirements and conditions.  Such shares used as collateral will be held in separate securities accounts by the custodian for the margin loan.

In August 2017, the board of directors of the Company (the “Board”) established an Independent Committee of the Board (the “Independent Committee”) in connection with the evaluation of the combination of the Company with Sprint Corporation (“Sprint”) pursuant to the Business Combination Agreement with Sprint and the other parties named therein (the “Sprint Merger”), and authorized and empowered the Independent Committee, in addition to other matters, to act for the Audit Committee of the Board in to the extent the Sprint Merger or any such agreements or arrangements proposed to be entered into in connection with or relating to the Sprint Merger fell under the Company’s Related Person Transaction Policy (the “RPT Policy”).

The Master Framework Agreement, including the transactions contemplated thereby to which the Company is a party or in which it is participating, are “Related Person Transactions” under the RPT Policy, and as such, the Independent Committee is authorized to review the Related Person Transactions under the RPT Policy. The Independent Committee, in consultation with Company management and the Independent Committee’s legal and financial advisors, reviewed, evaluated, considered, monitored and participated in the negotiations relating to the terms and conditions of the Related Person Transactions, and unanimously determined that the Master Framework Agreement and the Related Person Transactions contemplated thereby were in the best interests of the Company and its stockholders, and unanimously recommended that the Board approve the Master Framework Agreement and the Related Person Transactions contemplated thereby, and the Board approved the Master Framework Agreement and the transactions contemplated thereby.

The Master Framework Agreement also contains limited reciprocal representations and warranties by the Company.

Second Amended and Restated Stockholders’ Agreement

In connection with the Master Framework Agreement, on June 22, 2020, the Company, SoftBank and DT entered into an amendment and restatement (the “Second Amended and Restated Stockholders’ Agreement”) of the Amended and Restated Stockholders’ Agreement dated April 1, 2020.

The Second Amended and Restated Stockholders’ Agreement is being amended and restated to reflect SoftBank’s immediate forfeiture of its governance rights thereunder (including consent rights and information rights), whether or not the Public Equity Offering, the Mandatory Exchangeable Offering or the Rights Offering is completed; except that SoftBank will retain (i) the right to designate one director to the Board so long as SoftBank continues to own at least 9% of the total outstanding common stock of the Company (or 10% of T-Mobile’s outstanding common stock if the Additional Shares Issuance Condition has been met under the Letter Agreement, dated as of February 20, 2020, by and among T-Mobile, Deutsche Telekom and SoftBank); and (ii) certain registration rights for so long as SoftBank holds at least 5% of the total outstanding common stock of the Company.

A copy of the Second Amended and Restated Stockholders’ Agreement is filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed on June 22, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrently with the execution of the Second Amended and Restated Stockholders’ Agreement, effective June 22, 2020, Ronald D. Fisher resigned from the Board as a director. Mr. Fisher also served as a member of the Company’s executive committee, transaction committee and compensation committee.  Such resignation was not as the result of any disagreement with the Company or any of its affiliates on any matter relating to the operations, policies or practices of the Company.

Item 8.01.	Other Events.

Proposed Public Equity Offering and Rights Offering

The information set forth in Item 1.01 relating to the Public Equity Offering and Rights Offering is incorporated herein by reference.

The press release announcing the Public Equity Offering and Rights Offering was issued in accordance with Rule 134 under the Securities Act of 1933, as amended (the “Securities Act”). A copy of such press release is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Proposed Offering of Cash Mandatory Exchangeable Trust Securities

The information set forth in Item 1.01 relating to the Mandatory Exchangeable Offering is incorporated herein by reference.

The cash mandatory exchangeable trust securities are being offered in a private placement solely to investors that are both qualified institutional buyers pursuant to Rule 144A under the Securities Act, and qualified purchasers as defined in Section 2(a)(51) of  the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder for purposes of Section 3(c)(7) of the Investment Company Act.  The cash mandatory exchangeable trust securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The press release announcing the Mandatory Exchangeable Offering was issued in accordance with Rule 135c under the Securities Act. A copy of such press release is attached as Exhibit 99.2 and incorporated by reference into this Item 8.01.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy shares of common stock, rights to purchase common stock, cash mandatory exchangeable trust securities or any other securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the shares of common stock or rights to purchase common stock would be made only by means of a prospectus supplement and the accompanying prospectus, forming a part of an effective registration statement. Any offers of cash mandatory exchangeable trust securities would be made only by means of a confidential offering memorandum.

Item9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
99.1	Press release, dated June 22, 2020, entitled “T-Mobile Announces Proposed Public Securities Offerings in connection with SoftBank’s Monetization of A Portion of Its Shareholding in T-Mobile”

99.2
Press release, dated June 22, 2020, entitled “T-Mobile Announces Proposed Cash Mandatory Exchangeable Trust Securities Offering in connection with SoftBank’s Monetization of A Portion of Its Shareholding in T-Mobile”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including information concerning plans and expectations with regard to the potential benefits to the Company and its stockholders as a result of the transactions contemplated by the Master Framework Agreement, the Public Equity Offering, the Mandatory Exchangeable Offering, the Rights Offering, and the Call Options, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “could” or similar expressions.  Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements.  Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the failure to realize the expected benefits and synergies of the merger with Sprint Corporation (“Sprint”), pursuant to the Business Combination Agreement with Sprint and the other parties named therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) in the expected timeframes, in part or at all; adverse economic, political or market conditions in the U.S. and international markets, including those caused by the COVID-19 pandemic, and the impact that any of the foregoing may have on us and our customers and other stakeholders; costs of or difficulties in integrating Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems; changes in key customers, suppliers, employees or other business relationships as a result of the consummation of the Transactions; the risk that our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective; the effects of the material weakness in Sprint’s internal control over financial reporting or the identification of any additional material weaknesses as we complete our assessment of the Sprint control environment; the risk of future material weaknesses resulting from the differences between T-Mobile’s and Sprint’s internal controls environments as we work to integrate and align guidelines and practices; the impacts of the actions we have taken and conditions we have agreed to in connection with the regulatory proceedings and approvals of the Transactions including the planned disposition of Sprint’s prepaid wireless business (other than certain excluded assets) to DISH Network Corporation and ongoing commercial and transition services arrangements to be entered into in connection with such disposition transaction, which we announced on July 26, 2019, a stipulation and order and proposed final judgment with the U.S. Department of Justice, which we and Sprint announced on July 26, 2019, the proposed commitments filed with the Secretary of the Federal Communications Commission, which we announced on May 20, 2019, certain national security commitments and undertakings, and any other commitments or undertakings entered into, including but not limited to those we have made to certain states and nongovernmental organizations; the assumption of significant liabilities, including the liabilities of Sprint in connection with, and significant costs, including financing costs, related to the Transactions; our ability to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of our debt securities or adverse conditions in the credit markets; natural disasters, public health crises, including the COVID-19 pandemic, terrorist attacks or similar incidents; competition, industry consolidation and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers; the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments or acquisitions in the technology, media and telecommunications industry; breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information; inability to implement and maintain effective cybersecurity measures over critical business systems; challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades; the impact on our networks and business from major system and network failures; difficulties in managing growth in wireless data services, including network quality; material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance; the timing, scope and financial impact of our deployment of advanced network and business technologies; the occurrence of high fraud rates related to device financing, customer credit cards, dealers, subscriptions, or account take over fraud; our inability to retain and hire key personnel; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws; unfavorable outcomes of existing or future litigation or regulatory actions, including litigation or regulatory actions related to the Transactions; the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others; changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; any disruption or failure of third parties (including key suppliers) to provide products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission, may require, which could result in an impact on earnings; ongoing purchase price accounting allocations, accounting policy alignments and other adjustments and assumptions; and interests of our significant stockholders that may differ from the interests of other stockholders. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

Date: June 22, 2020	By:	/s/ J. Braxton Carter
		Name:	J. Braxton Carter
		Title:	Executive Vice President and Chief Financial Officer